Press Release

Contact:
Denise Cason, Director
UDF Investor Relations                                                                                                                                                     United Development Funding
(972) 889-7323                                                                                                                                                                  1301 Municipal Way Suite 100
www.udfonline.com                                                                                                                                                           Grapevine, TX 76051

                                                                                                                                            For Immediate Release

UNITED DEVELOPMENT FUNDING IV ANNOUNCES

FIRST QUARTER ANNUALIZED DISTRIBUTION RATE OF 8.0%

Board of Trustees sets cash distribution to shareholders
for the new public, non-listed offering through March 31, 2010.

Grapevine, TX – January 4, 2010 –
On December 28, 2009, the Board of Trustees of United Development Funding IV, a Maryland real estate investment trust, authorized cash distributions to its shareholders at an annualized rate of 8.0% per share with respect to each day of the period commencing on December 18, 2009 and ending on March 31, 2010.

The distributions will be calculated based on the number of days each shareholder has been a shareholder of record based on 365 days in the calendar year, and will be equal to $0.0043836 per common share of beneficial interest, which is equal to an annualized distribution rate of 8.0%, assuming a purchase price of $20.00 per share. These distributions will be aggregated and paid in cash monthly in arrears. Therefore, the distributions declared for each record date in the December 2009, January 2010, February 2010 and March 2010 periods will be paid in January 2010, February 2010, March 2010 and April 2010, respectively. Distributions will be paid on or about the 25th day of the respective month or, if the 25th day of the month falls on a weekend or bank holiday, on the next business day following the 25th day of the month. Distributions for shareholders participating in United Development Funding IV’s Distribution Reinvestment Plan will be reinvested into shares of United Development Funding IV on the payment date of each distribution.

United Development Funding IV is a newly organized Maryland real estate investment trust that is seeking to raise up to $700 million in equity and was formed to generate current interest income by investing in secured loans and producing profits from investments in residential real estate.

This release contains forward-looking statements (under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) relating to the business and financial outlook of United Development Funding IV that are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this release. Such factors include those described in the Risk Factors sections of the offering documents for the offering of shares of United Development Funding IV, as well as the risk factors detailed from time to time in our periodic reports, as filed with the Securities and Exchange Commission. Forward-looking statements in this document speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

THIS IS NEITHER AN OFFER TO SELL NOR AN OFFER TO BUY ANY SECURITIES DESCRIBED HEREIN. OFFERINGS ARE MADE ONLY BY MEANS OF A PROSPECTUS.

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